UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2016

The ADT Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35502	45-4517261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 Yamato Road

Boca Raton, Florida 33431

(Address of principal executive offices, including Zip Code)

(561) 988-3600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

A special meeting (the “Special Meeting”) of the stockholders of The ADT Corporation (“ADT”) was convened at 9:00 a.m., Eastern Time on April 22, 2016 to consider and vote upon (i) a proposal to adopt the Agreement and Plan of Merger, dated as of February 14, 2016 (as amended or modified from time to time, the “Merger Agreement”), among ADT, Prime Security Services Borrower, LLC, Prime Security One MS, Inc., and solely for purposes of Article IX thereof, Prime Security Services Parent, Inc. and Prime Security Services TopCo Parent, L.P (the “Merger Proposal”), (ii) a proposal to approve, on a non-binding, advisory basis, certain compensation that will or may be paid by ADT to its named executive officers that is based on or otherwise relates to the merger (the “Compensation Proposal”) and (iii) a proposal to approve an adjournment of the Special Meeting from time to time, if necessary or appropriate, for the purpose of soliciting additional votes for the approval of the Merger Proposal (the “Adjournment Proposal”).

The final voting results as to each proposal (each of which proposals is described in greater detail in the definitive proxy statement filed by ADT with the Securities Exchange Commission on March 25, 2016) are set forth below.

Proposal One – The Merger Proposal. The Merger Agreement was adopted. Voting results were as follows:

For	Against	Abstain	Broker Nonvotes
129,034,866	275,245	253,910	0

Proposal Two – The Compensation Proposal. The Compensation Proposal was approved. Voting results were as follows:

For	Against	Abstain	Broker Nonvotes
124,931,436	3,842,366	790,219	0

In connection with the Special Meeting, ADT solicited proxies with respect to the Adjournment Proposal. Because there were sufficient votes from ADT’s stockholders to approve the Merger Proposal, adjournment of the Special Meeting was unnecessary and the Adjournment Proposal was not called.

Item 8.01.	Other Events.

On April 22, 2016, ADT issued a press release entitled “ADT Stockholders Approve Acquisition By An Affiliate of Certain Funds Managed By Affiliates of Apollo Global Management, LLC.” A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated April 22, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ADT CORPORATION

Date: April 22, 2016

	By:	/s/ N. David Bleisch

	Name:	N. David Bleisch
	Title:	Senior Vice President and Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 22, 2016